Table of Contents

Exhibit 8.1

SUBSIDIARIES OF CPFL ENERGIA S.A.                                                                         Jurisdiction of Incorporation

Companhia Paulista de Força e Luz	Federative Republic of Brazil
Companhia Piratininga de Força e Luz	Federative Republic of Brazil
Rio Grande Energia S.A. (RGE)	Federative Republic of Brazil
Companhia Luz e Força Santa Cruz (CPFL Santa Cruz)	Federative Republic of Brazil
Companhia Paulista de Energia Elétrica (CPFL Leste Paulista)	Federative Republic of Brazil
Companhia Sul Paulista de Energia (CPFL Sul Paulista)	Federative Republic of Brazil
Companhia Jaguari de Energia (CPFL Jaguari)	Federative Republic of Brazil
Companhia Luz e Força Mococa (CPFL Mococa)	Federative Republic of Brazil
CPFL Geração de Energia S.A.	Federative Republic of Brazil
Paulista Lajeado Energia S.A. ("Paulista Lajeado")	Federative Republic of Brazil
BAESA – Energética Barra Grande S.A.	Federative Republic of Brazil
ENERCAN – Campos Novos Energia S.A.	Federative Republic of Brazil
CERAN – Companhia Energética Rio das Antas	Federative Republic of Brazil
Foz do Chapecó Energia S.A.	Federative Republic of Brazil
Centrais Elétricas da Paraíba S.A. – EPASA	Federative Republic of Brazil
CPFL Energias Renováveis S.A.	Federative Republic of Brazil

Atlântica I Parque Eólico S.A.	Federative Republic of Brazil
Atlântica II Parque Eólico S.A.	Federative Republic of Brazil
Atlântica IV Parque Eólico S.A.	Federative Republic of Brazil
Atlântica V Parque Eólico S.A.	Federative Republic of Brazil
Bio Coopcana S.A.	Federative Republic of Brazil
Campo dos Ventos I Energias Renováveis S.A	Federative Republic of Brazil
Campo dos Ventos II Energias Renováveis S.A.	Federative Republic of Brazil
Campo dos Ventos III Energias Renováveis S.A	Federative Republic of Brazil
Campo dos Ventos IV Energias Renováveis S.A	Federative Republic of Brazil
Campo dos Ventos V Energias Renováveis S.A.	Federative Republic of Brazil
Chimay Empreendimentos e Participações Ltda.	Federative Republic of Brazil
CPFL Bio Buriti S.A.	Federative Republic of Brazil
CPFL Bio Formosa S.A.	Federative Republic of Brazil
CPFL Bio Ipê S.A.	Federative Republic of Brazil
CPFL Bio Pedra S.A.	Federative Republic of Brazil
CPFL Bionergia S.A.	Federative Republic of Brazil
CPFL Sul Centrais Elétricas Ltda.	Federative Republic of Brazil
Curral Velho Geração e Comercialização de Energia Ltda.	Federative Republic of Brazil
Eólica Formosa Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eólica Holding S.A.	Federative Republic of Brazil
Eolica Icarazinho Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eólica Paracuru Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eólica Quintanilha Machado Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eurus V Energias Renováveis S.A	Federative Republic of Brazil
Eurus VI Energias Renováveis Ltda.	Federative Republic of Brazil
Jantus SL	Federative Republic of Brazil
Jayaditya Empreendimentos e Participações Ltda.	Federative Republic of Brazil
Mohini Empreendimentos e Participações Ltda.	Federative Republic of Brazil
PCH Holding 2 S.A.	Federative Republic of Brazil

PCH Holding S.A.	Federative Republic of Brazil
PCH Participações S.A.	Federative Republic of Brazil
Pontal das Falésias Geração e Comercialização de Energia Ltda.	Federative Republic of Brazil
Praia de Atalaia Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Praia de Atalaia II Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Praia de Atalaia III Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Praia de Atalaia IV Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Praia de Atalaia V Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Praia de Atalaia VI Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Santa Clara I Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara II Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara III Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara IV Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara V Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara VI Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Luzia Energética S.A.	Federative Republic of Brazil
Santa Mônica Energias Renovaveis S.A.	Federative Republic of Brazil
Santa Ursula Energias Renovaveis S.A.	Federative Republic of Brazil
São Benedito Energias Renovaveis S.A.	Federative Republic of Brazil
São Domingos Energias Renovaveis S.A.	Federative Republic of Brazil
Siif Cinco Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Siif Desenvolvimento de Projetos de Energia Eólica Ltda.	Federative Republic of Brazil
Siif Energies do Brasil Ltda.	Federative Republic of Brazil
SPE Aiuruoca Energia S.A.	Federative Republic of Brazil
SPE Alto Irani Energia S.A.	Federative Republic of Brazil
SPE Arvoredo Energia S.A.	Federative Republic of Brazil
SPE Baixa Verde Energia S.A.	Federative Republic of Brazil
SPE Barra da Paciência Energia S.A.	Federative Republic of Brazil
SPE Bio Alvorada S.A.	Federative Republic of Brazil
SPE Boa Vista 1 Energia S.A.	Federative Republic of Brazil
SPE Boa Vista 2 Energia S.A.	Federative Republic of Brazil
SPE Cachoeira Grande Energia S.A.	Federative Republic of Brazil
SPE Cajueiro Energia S.A.	Federative Republic of Brazil
SPE Cocais Grande Energia S.A.	Federative Republic of Brazil
SPE Corrente Grande Energia S.A.	Federative Republic of Brazil
SPE Costa Branca Energia S.A.	Federative Republic of Brazil
SPE Costa das Dunas Energia S.A.	Federative Republic of Brazil
SPE Farol de Touros Energia S.A.	Federative Republic of Brazil
SPE Figueira Branca Energia S.A.	Federative Republic of Brazil
SPE Gameleira Energia S.A.	Federative Republic of Brazil
SPE Juremas Energia S.A.	Federative Republic of Brazil
SPE Macacos Energia S.A.	Federative Republic of Brazil
SPE Navegantes Energia S.A.	Federative Republic of Brazil
SPE Ninho da Águia Energia S.A.	Federative Republic of Brazil
SPE Paiol Energia S.A.	Federative Republic of Brazil
SPE Pedra Preta Energia S.A.	Federative Republic of Brazil
SPE Penedo Energia S.A.	Federative Republic of Brazil
SPE Plano Alto Energia S.A.	Federative Republic of Brazil
SPE Salto Góes Energia S.A.	Federative Republic of Brazil

SPE Santa Cruz Energia S.A.	Federative Republic of Brazil
SPE São Gonçalo Energia S.A.	Federative Republic of Brazil
SPE Tombo Energia S.A.	Federative Republic of Brazil
SPE Turbina 14 Energia S.A.	Federative Republic of Brazil
SPE Turbina 15 Energia S.A.	Federative Republic of Brazil
SPE Varginha Energia S.A.	Federative Republic of Brazil
SPE Várzea Alegre Energia S.A.	Federative Republic of Brazil
Ventos de Santo Dimas Energias Renovaveis S.A.	Federative Republic of Brazil
Ventos de São Martinho Energias Renovaveis S.A.	Federative Republic of Brazil

CPFL Comercialização Brasil S.A.	Federative Republic of Brazil
Clion Assessoria e Comercialização de Energia Elétrica Ltda (CPFL Meridional)	Federative Republic of Brazil
CPFL Comercialização Cone Sul S.A.	Federative Republic of Brazil
CPFL Planalto Ltda.	Federative Republic of Brazil
CPFL Atende Centro de Contatos e Atendimentos Ltda.	Federative Republic of Brazil
CPFL Serviços, Equipamentos, Indústria e Comércio S.A.	Federative Republic of Brazil
Chumpitaz Serviços S.A.	Federative Republic of Brazil
CPFL Jaguariúna S.A.	Federative Republic of Brazil
Companhia Jaguari de Geração de Energia	Federative Republic of Brazil
Chapecoense Geração S.A. (Chapecoense)	Federative Republic of Brazil
Sul Geradora Participações S.A.	Federative Republic of Brazil
CPFL Bio Anicuns S.A.	Federative Republic of Brazil
CPFL Bio Itapaci S.A.	Federative Republic of Brazil